UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Definitive Proxy Statement

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☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to § 240.14a-12
SenoRx, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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100 Years of Quality, Integrity,
Service, and Innovation

Leading Multinational Developer,
 Manufacturer, and Marketer of
Innovative, Life-Enhancing
Medical Technologies

▪ Founded in 1907 by Charles R. Bard
▪ A publicly traded company since 1963
▪ $2 Billion Corporation today and growing
▪ Approximately 11,000 employees worldwide
▪ Headquartered in Murray Hill, NJ
▪ 5 U.S. Divisions headquartered in Covington,
 GA; Warwick, RI; Salt Lake City, UT; Tempe,
 AZ; Lowell, MA
▪ Major International Locations throughout
 Europe and Mexico, in Canada, Japan, Malaysia,
 and Australia
▪ Approximately 109 locations worldwide
▪ Among the top 10 manufacturers of medical
 devices in U.S.
C. R. Bard Overview

▪ Quality
▪ Integrity
▪ Service
▪ Innovation
The BARD Focus on Patients
 Springs from a History of
Values Core to Our Culture

Our Guiding
Principles
▪ Passion for our work
▪ Be indispensable to our customers
▪ Foster creative thinking
▪ Highest ethical behavior
▪ Demonstrate ownership and pride
▪ Leadership by example
▪ Play to win

Advancing Key Areas of
Medicine
▪ Urology
▪ Vascular
▪ Oncology
▪ Surgical Specialties

▪ Urology
 • Bard Medical Division
▪ Vascular
 • Bard Peripheral Vascular, Inc.
 • Bard Electrophysiology Division
▪ Oncology
 • Bard Access Systems, Inc.
 • Bard Medical Division
 • Bard Biopsy Systems (A business unit of
 Bard Peripheral Vascular, Inc.)
▪ Surgical Specialties
 • Bard Medical Division
 • Davol Inc.
Key Disease Management Areas by Division

1st Quarter 2010 Results
($ Millions, Except EPS)

	1Q10	1Q09	Reported %	Adjusted* %
Net Sales	$650.8	$596.4	9	6
Net Income	$120.9	$112.5	7	3
EPS – diluted	$1.24	$1.10	13	7

* Net Sales growth adjusted for FX impact

* Net Income and EPS growth adjusted for items that affect comparability and reconciled on BARD's website

1st Quarter 2010
Product Group Sales ($ Millions)
 1Q10 1Q09
Vascular $172.4 $157.4 10                   6

Urology 174.3  162.8  7                    5

Oncology 174.0  161.0  8                    6

Surgery 109.2  94.1  16                 14
Other 20.9  21.1  -1                 -2

Total Net Sales $650.8  $596.4  9                   6
Reported
%
Adjusted*
%
* Product Group sales adjusted for FX impact

27%
26%
17%
3%
Urology
$174.3
Vascular
$172.4
Oncology
$174.0
Surgery
$109.2
Other
$20.9
27%
1st Quarter 2010
Product Group Sales ($ Millions)

Full Year 2009 Results
($ Millions, Except EPS)

	2009	2008	Reported %	Adjusted* %
Net Sales	$2,534.9	$2,452.1	3	6
Net Income	$460.1	$416.5	10	12
EPS – diluted	$4.60	$4.05	14	15

* Net Sales growth adjusted for FX impact

* Net Income and EPS growth adjusted for items that affect comparability and reconciled on BARD's website

Full Year 2009
Product Group Sales ($ Millions)
* Product Group sales adjusted for FX impact
Total Net Sales
$2,534.9
$2,452.1
3
6
 2009

2008

Reported
%

Adjusted*
%
Vascular
$681.5
$ 643.1
6
Urology
700.3
708.5
-1
Oncology
678.7
646.6
5
Surgery
387.8
368.2
5
Other
86.6
85.7
1
9
1
7
7
4

28%
27%
15%
3%
Urology
$700.3
Vascular
$681.5
Oncology
$678.7
Surgery
$387.8
Other
$86.6
27%
Full Year 2009
Product Group Sales ($ Millions)

$680
$660
$640
$620
$600
$580
$560
$540
$520
$500
$480
$460
$440
$420
$400
$380
$360
$340
$320
$300
$280
$260
$240
$220
$200
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1

C. R. Bard, Inc.
Historical Quarterly Sales and Share Price
Sales ($ Millions)
Share Price
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

C. R. Bard, Inc.
Historical Quarterly EPS and Share Price

$1.40
$1.30
$1.20
$1.10
$1.00
$0.90
$0.80
$0.70
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$0
Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1

Adjusted for certain items and reconciled on BARD’s website
EPS
Share Price
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

▪ Product Leadership Drives Growth
▪ Clinicians Drive Purchase Decisions
▪ Proven Clinical and Economic Value
▪ Best Tools Capture Market Share
Strategic Perspective

Why Is Bard Interested in making this purchase?
Bard believes this merger represents a great opportunity to
create product leadership by offering a broader range of high quality breast care products.

▪ We feel the most critical element of any merger is the people who have contributed to the success of the business
▪ Our goal is to demonstrate our strong desire to have stay through these uncertain times
▪ We will offer the following program to emphasize our desire and commitment.
Irvine Based Employees (not covered by a CIC agreement)
▪ 10% Bonus of Base Salary
All amounts payable will be less any unvested equity due as a result of transaction and will be payable post close.
Bard Retention Program
(For the period from “signing” to “close”)

Q&A
We are very excited about the future potential and great opportunity this merger represents.
Do to the ongoing and customary acquisition reviews that are currently underway, we are not able to answer certain question at this time.
We believe Bard is a great organization and will provide more details as soon as permitted.

Additional Information and Where to Find It

SenoRx, Inc. (“SenoRx”) plans to file with the Securities and Exchange Commission (the “SEC”) and furnish to its stockholders a proxy statement in connection with the proposed merger with an indirect wholly owned subsidiary of C. R. Bard, Inc. (the “Merger”), pursuant to which SenoRx would be acquired by C. R. Bard, Inc. (“Bard”). The proxy statement will contain important information about the proposed Merger and related matters. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY WHEN IT BECOMES AVAILABLE. Investors and stockholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by SenoRx through the Web site maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the proxy statement from SenoRx by contacting Investor Relations by telephone at +1 (949) 362-4800 ext. 132, by mail at SenoRx, Inc., 3 Morgan, Irvine, California 92618, Attn: Investor Relations, by e-mail at lchurney@senorx.com, or by going to SenoRx’s Investor Relations page on its corporate Web site at www.senorx.com (click on “Investors,” then on “SEC Filings”).

SenoRx and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SenoRx in connection with the proposed Merger. Information regarding the interests of these directors and executive officers in the transaction described herein will be included in the proxy statement described above. Additional information regarding these directors and executive officers is also included in SenoRx’s proxy statement for its 2010 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2010. This document is available free of charge at the SEC’s Web site at www.sec.gov, and from SenoRx by contacting Investor Relations by telephone at +1 (949) 362-4800 x132, by mail at SenoRx, Inc., 3 Morgan, Irvine, California 92618, Attn: Investor Relations, by e-mail at lchurney@senorx.com, or by going to SenoRx’s Investor Relations page on its corporate Web site at www.senorx.com (click on “Investors,” then on “SEC Filings”).

Forward-Looking Statements

The subject document contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the proposed Merger, satisfaction of closing conditions precedent to the consummation of the proposed Merger, the ability of Bard to successfully integrate SenoRx’s operations and employees, the ability to yield benefits for customers and employees, and such other risks as identified in SenoRx’s  most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, each as filed with the SEC, which contain and identify important factors that could cause the actual results to differ materially from those contained in the forward-looking statements. SenoRx assumes no obligation to update any forward-looking statement contained in this document.